UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA (State or other Jurisdiction) of Incorporation)	000-20562 (Commission File Number)	98-0407194 (IRS Employer Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: PRESS RELEASE

Item 2.02. Results of Operations and Financial Condition.
          Today Corel Corporation issued a press release disclosing financial results for the fiscal quarter ended February 28, 2007. The text of the release is furnished herewith as Exhibit 99.1.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)  and (c) Today, Corel Corporation issued a press release announcing the appointment of Randy Eisenbach to the position of President and General Manager, Digital Media and Patrick Morley to the position of Chief Operating Officer. Messrs. Eisenbach and Morley have changed their positions within Corel Corporation and, as a result, Mr. Eisenbach will cease to be the chief operating officer and Mr. Morley will cease to be the Executive Vice President, Sales and Marketing for the Americas. The text of the release is furnished herewith as Exhibit 99.2.
Corel Corporation acquired Intervideo, Inc. in December 2006. With the InterVideo acquisition complete and the major integration activities progressing as planned, Corel Corporation has formed a new Digital Media business which will be lead by Mr. Eisenbach. The Digital Media business unit will include product management and strategy, product marketing and software development teams for Corel Corporation's portfolio of digital media technologies and products.
To further support Corel Corporation’s growth objectives, Patrick Morley will assume expanded responsibilities as Corel Corporation’s Chief Operating Officer. In this role, Mr. Morley will be responsible for driving operational efficiency and alignment across Corel Corporation’s global sales, marketing and operations functions. He will have direct responsibility for Corel’s customer-facing units in EMEA, Asia and the Americas, as well as Corel Corporation’s global marketing function. As COO, Mr. Morley will continue to build Corel Corporation’s capacity for expansion and growth through acquisition.
(e) The terms of employment, including compensatory and other arrangements for Messrs. Eisenbach and Morley have not changed as a result of their change in positions. For more information regarding the terms of their employment, please see Corel Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 23, 2007 (File No. 000-20562) and the exhibits thereto incorporated by reference to the Annual Report on Form 10-K.
Item 9.01 Financial Statements and Exhibits
          (d) The following exhibits are furnished with this Form 8-K:

99.1	Press Release dated April 19, 2007.

99.2	Press Release dated April 19, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: April 19, 2007

COREL CORPORATION
By:	/s/ CHRISTOPHER DIFRANCESCO
	Name:	Christopher DiFrancesco
	Title:	Senior Vice President, Legal, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated April 19, 2007.

99.2	Press release dated April 19, 2007.

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